United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of

the Securities Exchange Act of 1934

x Filed by the Registrant	o Filed by a Party other than the Registrant

Check the appropriate box:
o	Preliminary Proxy Statement
o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o	Definitive Proxy Statement
x	Definitive Additional Materials
o	Soliciting Material under § 240.14a-12

PUBLIC STORAGE

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):
x	No fee required.
o	Fee paid previously with preliminary materials.
o	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PUBLIC STORAGE 2022 Annual Meeting Vote by April 27, 2022, 11:59 p.m. ET. For shares held in a 401(k) Plan, vote by April 25, 2022, 11:59 p.m. ET. PUBLIC STORAGE ATTN: INVESTOR SERVICES DEPARTMENT 701 WESTERN AVENUE GLENDALE, CA 91201-2349 D68714-P67617 You invested in PUBLIC STORAGE and it’s time to vote! You have the right to vote on proposals being presented at the 2022 Annual Meeting. This is an important notice regarding the availability of proxy material(s) for the shareholder meeting to be held on April 28, 2022. Get informed before you vote View the Notice of Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting them prior to April 14, 2022. If you would like to receive a copy of the material(s) for this and/or future shareholder meetings, you must request one. To request a copy of the material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Point your camera here and 2022 Annual Meeting* vote without entering a April 28, 2022 control number 8:00 a.m. Central Time Rosewood Mansion on Turtle Creek 2821 Turtle Creek Boulevard Dallas, Texas 75219 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Trustees Nominees: 1a. Ronald L. Havner, Jr. For 1b. Tamara Hughes Gustavson For 1c. Leslie S. Heisz For 1d. Michelle Millstone-Shroff For 1e. Shankh S. Mitra For 1f. David J. Neithercut For 1g. Rebecca Owen For 1h. Kristy M. Pipes For 1i. Avedick B. Poladian For 1j. John Reyes For 1k. Joseph D. Russell, Jr. For 1l. Tariq M. Shaukat For 1m. Ronald P. Spogli For 1n. Paul S. Williams For 2. Advisory vote to approve the compensation of the Company’s Named Executive Officers. For 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For 4. Approval of the amendment to the Declaration of Trust to eliminate supermajority voting requirements to amend the Declaration of Trust. For NOTE: Other matters: In their discretion, the Proxies and/or the Trustee are authorized to vote upon such other business as may properly come before the meeting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D68715-P67617